Repurchase Agreements	6 Months Ended
Jun. 30, 2018
Disclosure of Repurchase Agreements [Abstract]
Disclosure of Repurchase Agreements
Note 8:	Repurchase Agreements

Securities sold under agreements to repurchase (“repurchase agreements”) with customers represent funds deposited by customers, generally on an overnight basis that are collateralized by investment securities owned by the Company.

At June 30, 2018 and December 31, 2017, repurchase agreement borrowings totaled $12,346,000 and $11,085,000, respectively and are included in short-term borrowings on the consolidated condensed balance sheets. All repurchase agreements are subject to term and conditions of repurchase/security agreements between the Company and the customer and are accounted for as secured borrowings. The Company’s repurchase agreements reflected in short-term borrowings, consist of customer accounts and securities which are pledged on an individual security basis.

The following table presents the Company’s repurchase agreements accounted for as secured borrowings:

Remaining Contractual Maturity of the Agreement
(In thousands)

June 30, 2018	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total

Repurchase Agreements
U.S. government agencies	$12,346	$—	$—	$—	$12,346

Total	$12,346	$—	$—	$—	$12,346

December 31, 2017	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total

Repurchase Agreements
U.S. government agencies	$11,085	$—	$—	$—	$11,085

Total	$11,085	$—	$—	$—	$11,085

These borrowings were collateralized with U.S. government and agency securities with a carrying value of $18.2 million at June 30, 2018 and $18.4 million at December 31, 2017. Declines in the fair value would require the Company to pledge additional securities.